Exhibit 10.38

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (this “Agreement”) is entered into as of [DATE] (the “Effective Date”), by and between Frontier Communications Corporation, a Delaware corporation (“Frontier”), and [NAME] (the “Indemnitee”).

RECITALS

WHEREAS, the Board of Directors has determined that the inability to attract and retain qualified persons as directors and officers is detrimental to the best interests of Frontier’s stockholders and that Frontier should act to assure such persons that there shall be adequate certainty of protection through insurance and indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of Frontier;

WHEREAS, Frontier has adopted provisions in its Bylaws providing for indemnification and advancement of expenses of its directors and officers, and Frontier wishes to clarify and enhance the rights and obligations of Frontier and the Indemnitee with respect to indemnification and advancement of expenses;

WHEREAS, the Bylaws authorize Frontier to enter into indemnification agreements and state that any such indemnification agreements shall be deemed specifically approved and authorized by Frontier’s stockholders and shall not be subject to invalidation as interested transactions;

WHEREAS, in order to induce and encourage highly experienced and capable persons such as the Indemnitee to serve and continue to serve as directors and officers of Frontier and in any other capacity with respect to Frontier as Frontier may request, and to otherwise promote the desirable end that such persons shall resist what they consider unjustified lawsuits and claims made against them in connection with the good faith performance of their duties to Frontier, with the knowledge that certain costs, judgments, penalties, fines, liabilities, and expenses incurred by them in their defense of such litigation are to be borne by Frontier and they shall receive the maximum protection against such risks and liabilities as may be afforded by applicable law, the Board of Directors of Frontier has determined that the following Agreement is reasonable and prudent to promote and ensure the best interests of Frontier and its stockholders; and

WHEREAS, Frontier desires to have the Indemnitee continue to serve as a director or officer of Frontier and in any other capacity with respect to Frontier as Frontier may request, as the case may be, free from undue concern for unpredictable, inappropriate, or unreasonable legal risks and personal liabilities by reason of the Indemnitee acting in good faith in the performance of the Indemnitee’s duty to Frontier; and the Indemnitee desires to continue so to serve Frontier, provided, and on the express condition, that he or she is furnished with the protections set forth hereinafter.

AGREEMENT

NOW, THEREFORE, in consideration of the Indemnitee’s continued service as a director or officer of Frontier, the parties hereto agree as follows:

1. Definitions. For purposes of this Agreement:

(a)     A “Change in Control” means a change in control of Frontier of a nature that would be required to be reported in response to Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, whether or not Frontier is then subject to such reporting requirement; provided, without limitation, that such a change in control shall be deemed to have occurred if: (A) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) is or becomes the “beneficial owner” (as defined in Rule 13d-3 thereunder), directly or indirectly, of securities of Frontier representing 20% or more of the combined voting power of Frontier’s then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such acquisition; (B) Frontier is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which, members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (C) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by Frontier’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

(b)     “Disinterested Director” means a director of Frontier who is not or was not a material party to the Proceeding in respect of which indemnification is sought by the Indemnitee.  Disinterested Directors considering or acting on any indemnification matter under this Agreement or under governing corporate law or otherwise may consider or take action as the Board of Directors or may consider or take action as a committee or individually or otherwise.

(c)     “Expenses” includes, without limitation, expenses incurred in connection with the defense or settlement of any action, suit, arbitration, alternative dispute resolution mechanism, inquiry, judicial, administrative, or legislative hearing, investigation, or any other threatened, pending, or completed proceeding, whether brought by or in the right of Frontier or otherwise, including any and all appeals, whether of a civil, criminal, administrative, legislative, investigative, or other nature, attorneys’ fees, witness fees and expenses, fees and expenses of accountants and other advisors, retainers and disbursements and advances thereon, the premium, security for, and other costs relating to any bond (including cost bonds, appraisal bonds, or their equivalents), and any expenses of establishing a right to indemnification or advancement under this Agreement, but shall not include the amount of judgments, fines, ERISA excise taxes, penalties, or any amounts paid in settlement by or on behalf of the Indemnitee.

(d)     “Independent Counsel” means a law firm or a member of a law firm that neither presently is, nor in the past five years has been, retained to represent: (i) Frontier or the Indemnitee in any manner; or (ii) any other party to the Proceeding giving rise to a request for indemnification hereunder.  Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing under the law of the State of Delaware, would have a conflict of interest in representing either Frontier or the Indemnitee in an action to determine the Indemnitee’s rights under this Agreement.

(e)     “Proceeding” means any action, suit, arbitration, alternative dispute resolution mechanism, inquiry, judicial, administrative, or legislative hearing, investigation, or any other threatened, pending, or completed proceeding, whether brought by or in the right of Frontier or otherwise, including any and all appeals, whether of a civil, criminal, administrative, legislative, investigative, or other nature, to which the Indemnitee was or is a party or is threatened to be made a party or is otherwise involved in by reason of the fact that the Indemnitee is or was a director, officer, employee, agent, or trustee of Frontier or while a director, officer, employee, agent, or trustee of Frontier is or was serving at the request of Frontier as a director, officer, employee, agent, or trustee of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan, or by reason of anything done or not done by the Indemnitee in any such capacity, whether or not the Indemnitee is serving in such capacity at the time any expense, liability, or loss is incurred for which indemnification or advancement can be provided under this Agreement.

2. Service by the Indemnitee.  The Indemnitee shall serve and/or continue to serve as a director or officer of Frontier faithfully and to the best of the Indemnitee’s ability so long as the Indemnitee is duly elected or appointed and until such time as the Indemnitee’s successor is elected and qualified or the Indemnitee is removed as permitted by applicable law or tenders a resignation in writing.

3. Indemnification and Advancement of Expenses.  Frontier shall indemnify and hold harmless the Indemnitee, and shall pay to the Indemnitee in advance of the final disposition of any Proceeding all Expenses incurred by the Indemnitee in defending any such Proceeding, to the fullest extent authorized by the General Corporation Law of the State of Delaware (the “DGCL”) as the same exists or may hereafter be amended, all on the terms and conditions set forth in this Agreement.  Without diminishing the scope of the rights provided by this Section, the rights of the Indemnitee to indemnification and advancement of Expenses provided hereunder shall include but shall not be limited to those rights hereinafter set forth, except that no indemnification or advancement of Expenses shall be paid to the Indemnitee:

(a)     to the extent expressly prohibited by applicable law or the Bylaws of Frontier;

(b)     for and to the extent that payment is actually made to the Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, provision of a certificate of incorporation or bylaws, or agreement of Frontier or any other company or other enterprise (and the Indemnitee shall reimburse Frontier for any amounts paid by Frontier and subsequently so recovered by the Indemnitee); or

(c)     in connection with an action, suit, or proceeding, or part thereof initiated voluntarily by the Indemnitee (including claims and counterclaims, whether such counterclaims are asserted by: (i) the Indemnitee; or (ii) Frontier in an action, suit, or proceeding initiated by the Indemnitee), except a judicial proceeding or arbitration pursuant to Section 11 to enforce rights under this Agreement, unless the action, suit, or proceeding, or part thereof, was authorized or ratified by the Board of Directors or the Board of Directors determines that indemnification or advancement of Expenses is appropriate.

4. Action or Proceedings Other than an Action by or in the Right of Frontier. Except as limited by Section 3 above, the Indemnitee shall be entitled to the indemnification rights provided 3 in this Section if the Indemnitee was or is a party or is threatened to be made a party to, or was or is otherwise involved in, any Proceeding (other than an action by or in the right of Frontier) by reason of the fact that the Indemnitee is or was a director, officer, employee, agent, or trustee of Frontier or while a director, officer, employee, agent, or trustee of Frontier is or was serving at the request of Frontier as a director, officer, employee, agent, or trustee of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan, or by reason of anything done or not done by the Indemnitee in any such capacity.  Pursuant to this Section, the Indemnitee shall be indemnified against all expense, liability, and loss (including judgments, fines, ERISA excise taxes, penalties, amounts paid in settlement by or on behalf of the Indemnitee, and Expenses) actually and reasonably incurred by the Indemnitee in connection with such Proceeding, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of Frontier, and with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful.

5. Indemnity in Proceedings by or in the Right of Frontier.  Except as limited by Section 3 above, the Indemnitee shall be entitled to the indemnification rights provided in this Section if the Indemnitee was or is a party or is threatened to be made a party to, or was or is otherwise involved in, any Proceeding brought by or in the right of Frontier to procure a judgment in its favor by reason of the fact that the Indemnitee is or was a director, officer, employee, agent, or trustee of Frontier or while a director, officer, employee, agent, or trustee of Frontier is or was serving at the request of Frontier as a director, officer, employee, agent, or trustee of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan, or by reason of anything done or not done by the Indemnitee in any such capacity.  Pursuant to this Section, the Indemnitee shall be indemnified against all expense, liability, and loss (including judgments, fines, ERISA excise taxes, penalties, amounts paid in settlement by or on behalf of the Indemnitee, and Expenses) actually and reasonably incurred by the Indemnitee in connection with such Proceeding if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of Frontier; provided,  however, that no such indemnification shall be made in respect of any claim, issue, or matter as to which the DGCL expressly prohibits such indemnification by reason of any adjudication of liability of the Indemnitee to Frontier, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is entitled to indemnification for such expense, liability, and loss as such court shall deem proper.

6. Indemnification for Costs, Charges, and Expenses of Successful Party. Notwithstanding any limitations of Sections 3(c), 4, and 5 above, to the extent that the Indemnitee has been successful, on the merits or otherwise, in whole or in part, in defense of any Proceeding, or in defense of any claim, issue, or matter therein, including, without limitation, the dismissal of any action without prejudice, or if it is ultimately determined, by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal, that the Indemnitee is otherwise entitled to be indemnified against Expenses, the Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by the Indemnitee in connection therewith.

7. Partial Indemnification.  If the Indemnitee is entitled under any provision of this Agreement to indemnification by Frontier for some or a portion of the expense, liability, and loss (including judgments, fines, ERISA excise taxes, penalties, amounts paid in settlement by or on behalf of the Indemnitee, and Expenses) actually and reasonably incurred in connection with any Proceeding, or in connection with any judicial proceeding or arbitration pursuant to Section 11 to enforce rights under this Agreement, but not, however, for all of the total amount thereof, Frontier shall nevertheless indemnify the Indemnitee for the portion of such expense, liability, and loss actually and reasonably incurred to which the Indemnitee is entitled.

8. Indemnification for Expenses of a Witness.  Notwithstanding any other provision of this Agreement, to the maximum extent permitted by the DGCL, the Indemnitee shall be entitled to indemnification against all Expenses actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf if the Indemnitee appears as a witness or otherwise incurs legal expenses as a result of or related to the Indemnitee’s service as a director or officer of Frontier, in any threatened, pending, or completed action, suit, arbitration, alternative dispute resolution mechanism, inquiry, judicial, administrative, or legislative hearing, investigation, or any other threatened, pending, or completed proceeding, whether of a civil, criminal, administrative, legislative, investigative, or other nature, to which the Indemnitee neither is, nor is threatened to be made, a party.

9. Determination of Entitlement to Indemnification.  To receive indemnification under this Agreement, the Indemnitee shall submit a written request to the Chief Executive Officer or the Secretary of Frontier.  Such request shall include such documentation and information as is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification (the “Supporting Documentation”).  The Secretary of Frontier shall promptly advise the Board of Directors in writing that the Indemnitee has requested indemnification.  The determination of the Indemnitee’s entitlement to indemnification shall be made by the following person or persons who shall be empowered to make such determination: (a)  a majority of the Disinterested Directors (including by the Disinterested Director, if there is only one); (b) a majority of a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors; (c) Independent Counsel, if a majority of the Disinterested Directors so directs or there are no Disinterested Directors, in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee; (d) the stockholders of Frontier (but only if a majority of the Disinterested Directors determines that the issue of entitlement to indemnification should be submitted to the stockholders for their determination); (e) in the event that a Change in Control has occurred and the Indemnitee so requests (in which case the Disinterested Directors shall be deemed to have so directed), by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee; or (f) as provided in Section 10.  In the event the determination of entitlement to indemnification is to be made by Independent Counsel, a majority of the Disinterested Directors shall select the Independent Counsel, but only an Independent Counsel to which the Indemnitee does not reasonably object; provided,  however, that if a Change in Control has occurred or there are no Disinterested Directors, the Indemnitee shall select such Independent Counsel, but only an Independent Counsel to which the Board of Directors does not reasonably object.  Upon failure of the Disinterested Directors (or the Indemnitee, in the event a Change in Control has occurred or there are no Disinterested Directors) to select such Independent Counsel or upon objection by the Indemnitee or Board of Directors to the selection of Independent Counsel, such Independent Counsel shall be selected upon application to a court of competent jurisdiction.  The determination of the Indemnitee’s entitlement to indemnification shall be made not later than 60 calendar days after receipt by Frontier of the written request therefor together with the Supporting Documentation, and unless a contrary determination is made, such indemnification shall be paid in full not later than five calendar days after such determination has been made, or is deemed to have been made pursuant to Section 10.  If the person making such determination shall determine that the Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among the claims, issues, or matters at issue at the time of the determination.

10. Presumptions and Effect of Certain Proceedings.

(a) Except as otherwise expressly provided in this Agreement, the Indemnitee shall be presumed to be entitled to indemnification upon submission of a request for indemnification together with the Supporting Documentation, and thereafter in any determination or review of any determination, and in any suit, arbitration or adjudication, Frontier shall have the burden of proof to overcome that presumption, including the burden of proof that the Indemnitee has not met the standard of conduct described above and also the burden of proof on any of the issues which may be material to a determination that the Indemnitee is not entitled to indemnification.  In any event, if the person or persons empowered under Section 9 to determine entitlement to indemnification shall not have been appointed or shall not have made a determination within 60 calendar days after receipt by Frontier of the request therefor together with the Supporting Documentation, the Indemnitee shall be deemed to be entitled to indemnification.  In either case, the Indemnitee shall be entitled to such indemnification, unless: (i) the Indemnitee misrepresented or failed to disclose a material fact in making the request for indemnification or in the Supporting Documentation; or (ii) such indemnification is prohibited by law, in either case as ultimately determined by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal, or, at the Indemnitee’s sole option, arbitration as provided in Section 11.

(b) The termination of any Proceeding, or of any claim, issue, or matter therein, by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the right of the Indemnitee to indemnification or create any presumption with respect to any standard of conduct or belief or any other matter which might form a basis for a determination that the Indemnitee is not entitled to indemnification.

(c) With regard to the right to indemnification for Expenses: (i) if and to the extent that the Indemnitee has been successful on the merits or otherwise, in whole or in part, in defense of any Proceeding; (ii) if a Proceeding was terminated without a determination of liability on the part of the Indemnitee with respect to any claim, issue, or matter therein or without any payments in settlement or compromise being made by the Indemnitee with respect to a claim, issue, or matter therein; or (iii) if and to the extent that the Indemnitee was not a party to the Proceeding, the Indemnitee shall be deemed to be entitled to indemnification, which entitlement shall not be defeated or diminished by any determination which may be made pursuant to Section 9.

(d) The Indemnitee shall be presumptively entitled to indemnification in all respects for any act, omission, or conduct taken or occurring which (whether by condition or otherwise) is required, authorized, or approved by any order issued or other action by any commission or governmental body pursuant to any federal statute or state statute regulating Frontier or any of its subsidiaries by reason of its status as a public utility or public utility holding company or by reason of its activities as such.  To the extent permitted by law, the presumption shall be conclusive on all parties with respect to acts, omissions, or conduct of the Indemnitee if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of Frontier or its subsidiaries.  No presumption adverse to the Indemnitee shall be drawn with respect to any act, omission, or conduct of the Indemnitee if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of Frontier or its subsidiaries taken or occurring in the absence of, or inconsistent with, any order issued or action by any commission or governmental body.

11. Remedies of the Indemnitee in Cases of Determination Not to Indemnify or to Advance Expenses; Right to Bring Suit.

(a) In the event that a determination is made pursuant to Section 9 that the Indemnitee is not entitled to indemnification hereunder, or if payment is not timely made following a determination of entitlement to indemnification pursuant to Sections 9 or 10, or if an advancement of Expenses is not timely made pursuant to Section 16, the Indemnitee may at any time thereafter seek an adjudication of his or her entitlement to payment either, at the Indemnitee’s sole option, in: (i) an appropriate court of the State of Delaware or any other court of competent jurisdiction; or (ii) to the extent consistent with law, arbitration to be conducted by three arbitrators (or, if the dispute involves less than $100,000, by a single arbitrator) pursuant to the rules of the American Arbitration Association.  Any such suit or arbitration shall be de novo and the Indemnitee shall not be prejudiced by reason of such adverse determination.  Frontier shall not oppose the Indemnitee’s right to seek any such adjudication or award in arbitration.

(b) In any suit or arbitration brought by the Indemnitee to enforce a right to indemnification or to an advancement of Expenses hereunder, or in any suit brought by Frontier to recover an advancement of Expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section 11 or otherwise shall be on Frontier.  Neither the failure of Frontier (including the Disinterested Directors, a committee of Disinterested Directors, Independent Counsel, or its stockholders) to have made a determination prior to the commencement of a suit or arbitration regarding whether indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the standard of conduct described above, nor an actual determination by Frontier (including the Disinterested Directors, a committee of Disinterested Directors, Independent Counsel, or its stockholders) that the Indemnitee has not met the standard of conduct described above shall create a presumption that the Indemnitee has not met the standard of conduct.  Neither a failure to make such a determination of entitlement nor an adverse determination of entitlement to indemnification shall be a defense of Frontier in a suit or arbitration brought by the Indemnitee or a suit by or on behalf of Frontier relating to indemnification or create any presumption that the indemnitee has not met the standard of conduct described above or is otherwise not entitled to indemnification.  In any suit brought by Frontier to recover an advancement of Expenses pursuant to the terms of an undertaking, Frontier shall be entitled to recover such Expenses upon a final judicial decision of a court of competent jurisdiction from which there is no further right to appeal that the Indemnitee has not met the standard of conduct described above.

(c) If a determination shall have been made or deemed to have been made, pursuant to Sections 9 or 10, that the Indemnitee is entitled to indemnification, Frontier shall be obligated to pay the amounts constituting such indemnification within five calendar days after such determination has been made or deemed to have been made, as required by Section 9, and shall be conclusively bound by such determination, unless: (i) the Indemnitee misrepresented or failed to disclose a material fact in making the request for indemnification or in the Supporting Documentation; or (ii) such indemnification is prohibited by law, in either case as ultimately determined by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal, or, at the Indemnitee’s sole option, arbitration as provided in Section 11.  Notwithstanding the foregoing, Frontier may bring suit, in an appropriate court in the State of Delaware or any other court of competent jurisdiction, contesting the right of the Indemnitee to receive Indemnification hereunder due to the occurrence of a circumstance described in clause (i) above or a prohibition of law (both of which are herein referred to as a “Disqualifying Circumstance”).  In either instance, if the Indemnitee shall elect, at his or her sole option, that such dispute shall be determined by arbitration (as provided in Section 19(d)(i)), the Indemnitee and Frontier shall submit the controversy to arbitration.  In any such suit or arbitration, whether brought by the Indemnitee or Frontier, the Indemnitee shall be entitled to indemnification unless Frontier can satisfy the burden of proof that indemnification is prohibited by reason of a Disqualifying Circumstance.

(d) Frontier shall be precluded from asserting in any suit or arbitration commenced pursuant to Section 11 that the procedures and presumptions or any other provisions of this Agreement are not valid, binding, and enforceable and shall stipulate in any such court or before any such arbitrator or arbitrators that Frontier is bound by all the provisions of this Agreement .

12. Non-Exclusivity of Rights.  The rights to indemnification and to the advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other right that the Indemnitee may now or hereafter acquire under any applicable law, agreement, vote of stockholders or Disinterested Directors, provisions of a certificate or bylaws (including the Certificate of Incorporation or Bylaws of Frontier), or otherwise.  The Indemnitee is free to proceed under any of the rights available to him or her.

13. Expenses to Enforce Agreement.  In the event that the Indemnitee seeks a judicial adjudication of or an award in arbitration to enforce his or her rights under, or to recover damages for breach of, this Agreement, or is otherwise involved in any adjudication or arbitration with respect to his or her rights under this Agreement, the Indemnitee shall be entitled to recover from Frontier, and shall be indemnified by Frontier against, any Expenses actually and reasonably incurred by the Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate proceedings) if the Indemnitee prevails in such judicial adjudication or arbitration, to the fullest extent permitted by law.  If it shall be determined in such judicial adjudication or arbitration that the Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the expenses incurred by the Indemnitee in connection with such judicial  adjudication or arbitration shall be prorated accordingly.  In any suit brought by Frontier to recover an advancement of Expenses pursuant to the terms of an undertaking, Frontier shall pay all Expenses actually and reasonably incurred by the Indemnitee in connection with such suit to the extent the Indemnitee has been successful, on the merits or otherwise, in defense of such suit, to the fullest extent permitted by law.

14. Continuation of Indemnity.  All agreements and obligations of Frontier contained herein shall continue during the period the Indemnitee is a director, officer, employee, agent, or trustee of Frontier or while a director, officer, employee, agent, or trustee is serving at the request of Frontier as a director, officer, employee, agent, or trustee of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan, and shall continue thereafter with respect to any possible claims based on the fact that the Indemnitee was a director, officer, employee, agent, or trustee of Frontier or was serving at the request of Frontier as a director, officer, employee, agent, or trustee of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan.  This Agreement shall be binding upon all successors and assigns of Frontier (including any transferee of all or substantially all of its assets and any successor by merger or operation of law) and shall inure to the benefit of the Indemnitee’s heirs, executors, and administrators.

15. Notification; Selection of Counsel.  Promptly after receipt by the Indemnitee of notice of any Proceeding, the Indemnitee shall, if a request for indemnification or an advancement of Expenses in respect thereof is to be made against Frontier under this Agreement, notify Frontier in writing of the commencement thereof; but the omission so to notify Frontier shall not relieve it from any liability or obligation that it may have to the Indemnitee.

(a)     Except as otherwise provided in Section 15(b), Frontier may, if appropriate, assume the defense of a Proceeding, with legal counsel approved by the Indemnitee, which approval shall not be unreasonably withheld.  With respect to a Proceeding, Frontier may satisfy its obligations under this Agreement by paying for single counsel for a group of indemnitees, and legal counsel may represent both the Indemnitee and Frontier (and/or any other indemnitees entitled to receive advancement of Expenses or indemnification from Frontier with respect to such matter), in each case unless: (i) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between Frontier and the Indemnitee or any other such indemnitees; or (ii) under the applicable standards of professional conduct then prevailing, such legal counsel would have a conflict of interest.  Any counsel retained in accordance with the preceding sentence shall be approved by the Indemnitee (and any other such indemnitees), by majority vote of indemnitees who are directors, president, or executive vice presidents of Frontier, which approval shall not be unreasonably withheld.  If Frontier has directors’ and officers’ insurance, or other insurance, with a panel counsel requirement that may cover the matter for which advancement of Expenses or indemnification is sought, then such counsel shall be selected from among the panel counsel or other counsel approved by the insurers, unless Frontier waives such requirement in writing.

(b)     In any Proceeding brought by or in the right of Frontier to procure a judgment in its favor, the Indemnitee (and/or any other indemnitees entitled to receive advancement of Expenses or indemnification from Frontier with respect to such matter) shall be entitled to select single counsel of their choice to represent such group of indemnitees, and such counsel shall represent the group of indemnitees unless: (i) the Indemnitee or another indemnitee shall have reasonably concluded that there may be a conflict of interest between the Indemnitee or any other such indemnitees; or (ii) under the applicable standards of professional conduct then prevailing, such legal counsel would have a conflict of interest.  Counsel for the group of indemnitees shall be selected and approved by majority vote of the indemnitees who are directors, president, or executive vice presidents of Frontier, which approval shall not be unreasonably withheld.  If Frontier has directors’ and officers’ insurance, or other insurance, with a panel counsel requirement that may cover the matter for which advancement of Expenses or indemnification is sought, then such counsel shall be selected from among the panel counsel or other counsel approved by the insurers, unless Frontier waives such requirement in writing.  Frontier shall not be entitled to assume the defense of any Proceeding brought by or in the right of Frontier to procure a judgment in its favor.

(c)     Notwithstanding any other provision of this Agreement, the Indemnitee shall have the right to employ the Indemnitee’s own counsel in any Proceeding, but, except as set forth in Sections 15(a) or 15(b) hereof, the fees and expenses of such counsel shall be at the expense of the

Indemnitee unless: (i) there is a conflict of interest as described above; or (ii) the employment of counsel by the Indemnitee has been authorized by Frontier.

(d)     Notwithstanding any other provision of this Agreement, Frontier shall not be liable to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without Frontier’s written consent.  Frontier shall not settle any Proceeding in any manner that would impose any penalty or limitation on or disclosure obligation with respect to the Indemnitee without the Indemnitee’s written consent, or that would directly or indirectly constitute or impose any admission or acknowledgment of fault or culpability with respect to the Indemnitee without the Indemnitee’s written consent.  Neither Frontier nor the Indemnitee shall unreasonably withhold its consent to any proposed settlement.

16. Advancement of Expenses.  All Expenses incurred by the Indemnitee in defending any Proceeding described in Section 4 or 5 shall be paid by Frontier in advance of the final disposition of such Proceeding at the request of the Indemnitee.  To receive an advancement of Expenses under this Agreement, the Indemnitee shall submit a written request to the Chief Executive Officer or the Secretary of Frontier.  Such request shall reasonably evidence the Expenses incurred or about to be incurred by the Indemnitee and, if required by law at the time of such advancement, shall include or be accompanied by an undertaking by or on behalf of the Indemnitee to repay the amounts advanced if it shall ultimately be determined, by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal, that the Indemnitee is not entitled to be indemnified for such Expenses by Frontier as provided by this Agreement or otherwise.  The Indemnitee’s undertaking to repay any such amounts is not required to be secured.  Each such advancement of Expenses shall be made within 20 calendar days after receipt by Frontier of such written request.  The Indemnitee’s entitlement to Expenses under this Agreement shall include those incurred in connection with any action, suit, or proceeding by the Indemnitee seeking an adjudication or award in arbitration pursuant to Section 11 of this Agreement (including the enforcement of this provision) to the extent the court or arbitrator shall determine that the Indemnitee is entitled to an advancement of Expenses hereunder.

17. Severability.  If any provision or provisions of this Agreement shall be held to be invalid, illegal, or unenforceable for any reason whatsoever: (a) the validity, legality, and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that are not by themselves invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that are not themselves invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent of the parties that Frontier provide protection to the Indemnitee to the fullest enforceable extent.

18. Headings; References; Pronouns.  The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.  References herein to section numbers are to sections of this Agreement.  All pronouns and any variations thereof shall be deemed to refer to the singular or plural as appropriate.

19. Other Provisions.

(a)     This Agreement and all disputes or controversies arising out of or related to this Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of conflicts of laws principles of the State of Delaware.

(b)     Notwithstanding any other provision of this Agreement, in the event that the Indemnitee elects, as an alternative to the procedures specified in this Agreement, to follow one of the procedures authorized by applicable corporate law or statute to enforce his or her rights under this Agreement and notifies Frontier of his or her election, Frontier agrees to follow the procedure so elected by the Indemnitee.  If in accordance with the preceding sentence, the procedure therefor contemplated herein or the procedure elected by the Indemnitee in any specific circumstances (or such election by the Indemnitee) shall be invalid or ineffective in bringing about a valid and binding determination of the entitlement of the Indemnitee to indemnification or advancement of Expenses under this Agreement, the most nearly comparable procedure authorized by applicable corporate law or statute shall be followed by Frontier  and the Indemnitee.

(c)     Frontier may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit, surety bonds and/or other similar arrangements) to ensure the payment of such amounts as may be necessary to effect indemnification or advancement of Expenses pursuant to this Agreement.

(d)     This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

(e)     This Agreement shall not be deemed an employment contract between Frontier and any Indemnitee who is an officer of Frontier, and, if the Indemnitee is an officer of Frontier, the Indemnitee specifically acknowledges that the Indemnitee may be discharged at any time for any reason, with or without cause, and with or without severance compensation, except as may be otherwise provided in a separate written contract between the Indemnitee and Frontier.

(f)     In the event of payment under this Agreement, Frontier shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable Frontier effectively to bring suit to enforce such rights.

(g)     This Agreement may not be amended, modified, or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each party.  No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, and no single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, shall preclude any other or further exercise thereof or the exercise of any other right or power.

IN WITNESS WHEREOF, Frontier and the Indemnitee have caused this Agreement to be executed as of the date first written above.

FRONTIER COMMUNICATIONS CORPORATION

By:_________
       Name:
       Title:

_____________________________________________________________________________________________
Indemnitee

Signature Page to Indemnification Agreement